Exhibit 99.1

Go Beyond

Fleet Status Report

19 October 2017

Ensco Completes Acquisition of Atwood

With the addition of 11 high-specification rigs – including four of the most capable drillships in the industry and two modern ultra-deepwater semisubmersibles – Ensco's fleet is better positioned to meet future customer demand.

Ensco plc Fleet Status Report 19 October 2017

New Contracts and Extensions

       Floaters
•
ENSCO DS-7 awarded a six-well contract with Noble Energy in the Mediterranean Sea that is expected to commence in March 2018
•
ENSCO DS-12 (formerly Atwood Achiever) awarded a one-well contract with Kosmos Energy offshore Mauritania/Senegal in direct continuation of well in progress
•
ENSCO 8505 expected to work under a one-well contract in the U.S. Gulf of Mexico with estimated commencement in November 2017

       Jackups
•
ENSCO 68 awarded a two-well contract with Byron Energy in the U.S. Gulf of Mexico that is expected to commence in November 2017
•
ENSCO 75 awarded a one-well contract with Talos in the U.S. Gulf of Mexico that is expected to commence in February 2018
•
ENSCO 109 contract with Chevron offshore Angola extended by one year to July 2019, following a five month standby period for customer convenience
•
ENSCO 67 contract with Pertamina offshore Indonesia extended by one year to December 2018
•
ENSCO 101 contract with ENGIE in the North Sea extended by five months to January 2018
•
ENSCO 115 (formerly Atwood Orca) contract with Mubadala Petroleum offshore Thailand extended by four months to August 2018
•
ENSCO 72 contract with ENGIE in the North Sea extended by two months to December 2017

Other
•
ENSCO DS-4 commenced a two-year contract with Chevron offshore Nigeria during August 2017
•
ENSCO DS-10 delivered from the shipyard in September 2017, prior to expected commencement of its maiden contract with Shell offshore Nigeria in March 2018
•
ENSCO DS-7 returned to operations with Total offshore Ivory Coast during August 2017
•
ENSCO 5004 returned to operations with Mellitah in the Mediterranean Sea during August 2017
•
ENSCO 110 commenced a three-year contract with North Oil Company offshore Qatar during September 2017
•
ENSCO 52 sold for scrap value

Ensco plc Fleet Status Report 19 October 2017

Atwood Acquisition On 6 October 2017, Ensco acquired Atwood Oceanics, Inc. adding 11 high-specification rigs to Ensco's fleet:
       Floaters
•
ENSCO DS-11 (formerly Atwood Advantage)
•
ENSCO DS-12 (formerly Atwood Achiever)
•
ENSCO DS-13 (formerly Atwood Admiral)
•
ENSCO DS-14 (formerly Atwood Archer)
•
ENSCO DPS-1 (formerly Atwood Condor)
•
ENSCO MS-1 (formerly Atwood Osprey)

Jackups • ENSCO 111 (formerly Atwood Beacon) • ENSCO 112 (formerly Atwood Aurora) • ENSCO 113 (formerly Atwood Mako) • ENSCO 114 (formerly Atwood Manta) • ENSCO 115 (formerly Atwood Orca)

Ensco plc Fleet Status Report 19 October 2017
Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Floaters
North & South America
ENSCO 8503	Semisubmersible DP	8500/10000	Talos	U.S. GOM	Aug. 17	Nov. 17
ENSCO 8505	Semisubmersible DP	8500/10000	Contract Preparations	U.S. GOM			Expect to work in the U.S. Gulf of Mexico for one well (estimated duration Nov. 17 to Jan. 18). Plus three 1-well priced options
ENSCO 8500	Semisubmersible DP	8500/10000	Preservation Stacked(3)	U.S. GOM
ENSCO 8501	Semisubmersible DP	8500/10000	Preservation Stacked(3)	U.S. GOM
ENSCO 8502	Semisubmersible DP	8500/10000	Preservation Stacked(3)	U.S. GOM
ENSCO 8506	Semisubmersible DP	8500/10000	Preservation Stacked(3)	U.S. GOM
ENSCO 6001	Semisubmersible - DP Megathyst	5600	Petrobras	Brazil	Jun. 13	Jun. 18	Day rate of approx. $284,000, plus approx. $20,000 per day amortized through Jun. 18 for capital upgrades. Plus cost adjustments
ENSCO 6002	Semisubmersible - DP Megathyst	5600	Petrobras	Brazil	Jul. 13	Dec. 19	Day rate of approx. $248,000, plus approx. $17,000 per day amortized through Dec. 19 for capital upgrades. Plus cost adjustments

Ensco plc Fleet Status Report 19 October 2017
Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Floaters
Europe & Mediterranean
ENSCO DS-6	Drillship, DP3 Samsung	10000/12000	BP	Egypt	Feb. 13	Feb. 18	Day rate of approx. $485,000, plus approx. $102,000 per day amortized through Feb. 18
ENSCO 5004	Semisubmersible - Conv F & G Enhanced Pacesetter	1500	Mellitah	Mediterranean	Aug. 14	Jul. 18	Day rate of approx. $204,000, plus approx. $9,000 per day for mobilization and reimbursable upgrades amortized through Jul. 18
ENSCO DS-11	Drillship, DP3 DSME	12000	Available	Spain
ENSCO DS-3	Drillship, DP3 Samsung	10000/12000	Preservation Stacked(3)	Spain
ENSCO DS-5	Drillship, DP3 Samsung	10000/12000	Preservation Stacked(3)	Spain

Africa
ENSCO DS-4	Drillship, DP3 Samsung	10000/12000	Chevron	Nigeria	Aug. 17	Aug. 19	Plus one 1-year priced option
ENSCO DS-7	Drillship, DP3 Samsung	10000/12000	Mobilizing	-----
Rig will continue to receive previously disclosed daily termination fee through Nov. 17. Contracted to Noble Energy in the Mediterranean for six wells (estimated duration Mar. 18 to Dec. 18). Plus two 2-well priced options

ENSCO DS-8	Drillship, DP3 Samsung GF12000	10000/12000	Total	Angola	Nov. 15	Nov. 20	Day rate of approx. $618,000, plus periodic rate increases and approx. $14,000 per day amortized through Nov. 20 for mobilization. Plus one 1-year priced option
ENSCO DS-12	Drillship, DP3 DSME	12000	Kosmos Energy	Mauritania/ Senegal	Oct. 17	Mar. 18	New one well contract to commence in direct continuation of well in progress (estimated duration Jan. 18 to Mar. 18). Plus six 1-well options

Ensco plc Fleet Status Report 19 October 2017
Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Floaters
Asia & Pacific Rim
ENSCO DPS-1	Semisubmersible DP F&G ExD Millennium	10000	Contract Preparations	Singapore			Contracted to Woodside Energy in Australia for 12 wells (estimated duration Jan. 18 to Jul. 19)
ENSCO MS-1	Semisubmersible F&G ExD Millennium	8200	Woodside Energy Woodside Energy	Australia Australia	Oct. 17 Mar. 18	Oct. 17 Jun. 18	Following current contract, contracted to Woodside Energy in Australia for one well (estimated duration Mar. 18 to Jun. 18). Plus one well option
ENSCO 5006	Semisubmersible - Conv Bingo 8,000	7000/7500	INPEX	Australia	Jan. 15	Aug. 19	Day rate of approx. $362,000, plus approx. $125,000 per day amortized through Aug. 19 for capital upgrades and day rates during shipyard stay and mobilizations
ENSCO DS-9	Drillship, DP3 Samsung GF12000	10000/12000	Available	Singapore
ENSCO 8504	Semisubmersible DP	8500/10000	Available	Singapore
ENSCO 5005	Semisubmersible - Conv F & G Enhanced Pacesetter	1500/1700	Preservation Stacked(3)	Singapore

Under Construction
ENSCO DS-10	Drillship, DP3 Samsung GF12000	10000/12000	Delivered / Contract Preparations	Singapore			Contracted to Shell in Nigeria from Mar. 18 to Mar. 19. Plus five 1-year priced options
ENSCO DS-13	Drillship, DP3 DSME	12000	Under Construction	South Korea			Scheduled delivery date 3Q19
ENSCO DS-14	Drillship, DP3 DSME	12000	Under Construction	South Korea			Scheduled delivery date 2Q20

Ensco plc Fleet Status Report 19 October 2017
Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Jackups
North & South America
ENSCO 68	MLT 84-CE	400	W&T Offshore Byron Energy	U.S. GOM U.S. GOM	Aug. 17 Nov. 17	Oct. 17 Jan. 18	Contracted for two wells (estimated duration Nov. 17 to Jan. 18). Plus one well option
ENSCO 75	MLT Super 116-C	400	Ankor Talos	U.S. GOM U.S. GOM	Aug. 17 Feb. 18	Oct. 17 Apr. 18	Contracted for one well (estimated duration Feb. 18 to Apr. 18). Plus one well option
ENSCO 87	MLT 116-C	350	Available	U.S. GOM			Contracted to Talos in the U.S. Gulf of Mexico for one well with expected commencement before Jun. 18
ENSCO 102	KFELS MOD V-A	400	Contract Preparations	U.S. GOM			Contracted to Arena in the U.S. Gulf of Mexico from Nov. 17 to Dec. 18. Plus one 90-day option
ENSCO 81	MLT 116-C	350	Cold Stacked	U.S. GOM
ENSCO 82	MLT 116-C	300	Cold Stacked	U.S. GOM

Ensco plc Fleet Status Report 19 October 2017
Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Jackups
Europe
ENSCO 70	Hitachi K1032N	250	Preservation Stacked(3)	UK
ENSCO 71	Hitachi K1032N	225	Available	UK
ENSCO 72	Hitachi K1025N	225	ENGIE	Netherlands	Jan. 17	Dec. 17	Day rate of approx. $67,000. Plus various priced options for up to seven wells in total for ENSCO 72 and ENSCO 101
ENSCO 80	MLT 116-CE	225	Repsol-Sinopec	UK	Jun. 17	Sep. 18	Contracted for 13 wells (estimated duration Jun. 17 to Sep. 18). Plus one 100-day option
ENSCO 92	MLT 116-C	225	ConocoPhillips	UK	Feb. 17	Dec. 22
ENSCO 100	MLT 150-88-C	350	Premier	UK	Jul. 15	Aug. 18	Day rate of approx. $185,000. Contracted for 18 wells (estimated duration Jul. 15 to Aug. 18). Plus four 3-well options
ENSCO 101	KFELS MOD V-A	400	ENGIE	Netherlands	Nov. 16	Jan. 18	Day rate of approx. $74,000. Plus various priced options for up to seven wells in total for ENSCO 72 and ENSCO 101
ENSCO 111	KFELS MOD V-B	400	Cold Stacked	Malta
ENSCO 112	MLT Super 116-E	350	Cold Stacked	Malta
ENSCO 120	ENSCO 120 Series	400	ConocoPhillips	UK	Jul. 17	Jul. 20	Plus two 1-year options
ENSCO 121	ENSCO 120 Series	400	INEOS	UK	Jul. 17	Mar. 18	Contracted for three wells (estimated duration Jul. 17 to Mar. 18). Plus five 1-well priced options
ENSCO 122	ENSCO 120 Series	400	NAM	Netherlands	Sep. 17	Mar. 18	Contracted for two wells (estimated duration Sep. 17 to Mar. 18). Plus various options through Dec. 20

Ensco plc Fleet Status Report 19 October 2017
Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Jackups
Middle East
ENSCO 54	F&G L-780 Mod II-C	300	Saudi Aramco	Saudi Arabia	Sep. 14	Sep. 22	Planned inspection for approx. 80 days in 1Q18. Day rate of approx. $72,000, plus approx. $5,000 per day for upgrade costs and mobilization amortized through Sep. 22
ENSCO 76	MLT Super 116-C	350	Saudi Aramco	Saudi Arabia	Jan. 15	Dec. 18	Planned inspection for approx. 14 days in 1Q18. Day rate of approx. $127,000 to year-end 2017. Day rate increases to approx. $170,000 Jan. 18 to Dec. 18
ENSCO 84	MLT 82 SD-C	250	Saudi Aramco	Saudi Arabia	Jan. 17	Aug. 21	Day rate of approx. $72,000
ENSCO 88	MLT 82 SD-C	250	Saudi Aramco	Saudi Arabia	Nov. 13	Nov. 19	Day rate of approx. $65,000. Plus one 1-year priced option
ENSCO 96	Hitachi 250-C	250	Saudi Aramco	Saudi Arabia	Feb. 15	Feb. 19	Planned inspection for approx. 30 days in 4Q17 and approx. 30 days in 1Q18. Day rate of approx. $65,000 to year-end 2017. Day rate increases to approx. $125,000 Jan. 18 to Feb. 19
ENSCO 97	MLT 82 SD-C	250	Saudi Aramco	Saudi Arabia	Jan. 15	Feb. 19	Planned inspection for approx. 21 days in 4Q17. Day rate of approx. $65,000 to year-end 2017. Day rate increases to approx. $125,000 Jan. 18 to Feb. 19
ENSCO 104	KFELS MOD V-B	400	Available	UAE
ENSCO 110	KFELS MOD V-B	400	North Oil Company	Qatar	Sep. 17	Sep. 20	Plus one 1-year priced option
ENSCO 140	ENSCO 140 Series	340/400	Available	UAE
ENSCO 141	ENSCO 140 Series	340/400	Available	UAE

Ensco plc Fleet Status Report 19 October 2017
Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Jackups
Africa
ENSCO 109	KFELS MOD V-Super B	350	Chevron	Angola	Dec. 14	Jul. 19
In conjunction with one year extension of contract, rig to go on standby day rate of $20,000 from mid Oct. 17 to mid Mar. 18. Then planned inspection for approx. 30 days from mid Mar. 18 to mid Apr. 18. Next return to day rate of approx. $172,000 from mid Apr. 18 to Jul. 18, followed by undisclosed day rate from Aug. 18 to Jul. 19

Asia & Pacific Rim
ENSCO 67	MLT 84-CE	400	Pertamina	Indonesia	Dec. 16	Dec. 18
ENSCO 105	KFELS MOD V-B	400	Preservation Stacked(3)	Singapore
ENSCO 106	KFELS MOD V-B	400	Contract Preparations	Singapore			Contracted to BP in Indonesia from Dec. 17 to Dec. 22. Plus 13 1-well priced options
ENSCO 107	KFELS MOD V-B	400	Available	Singapore
ENSCO 108	KFELS MOD V-B	400	Available	Singapore
ENSCO 113	Pacific Class 400	400	Cold Stacked	Philippines
ENSCO 114	Pacific Class 400	400	Cold Stacked	Philippines
ENSCO 115	Pacific Class 400	400	Mubadala Petroleum	Thailand	Oct. 17	Aug. 18	Plus two 4-month priced options

Ensco plc Fleet Status Report 19 October 2017
Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Jackups
Under Construction
ENSCO 123	ENSCO 120 Series	400	Under construction	Singapore			Scheduled delivery date 1Q18

Other
Drilling Management
Thunder Horse	Deepwater Semisubmersible	6000	BP	U.S. GOM	Jan. 17	Jan. 22	Day rate of approx. $95,000, plus cost adjustments and five 1-year options
Mad Dog	Deepwater Spar Drilling Rig	4500	BP	U.S. GOM	Jan. 17	Jan. 22	Day rate of approx. $57,000, plus cost adjustments and five 1-year options

Held for Sale
Continuing Operations
ENSCO 52	F&G L-780 Mod II-C	300	Sold	-----			Sold for scrap value. Sale price in line with net book value of rig
Discontinued Operations
ENSCO 7500	Semisubmersible DP	7500/8000	Cold Stacked	Spain

(1) For rigs that may be modified to drill in deeper water depths, both the currently outfitted and maximum upgrade capabilities are shown.
(2) Contract duration does not include any unexercised optional extensions. Contract end dates can vary based on how long it takes to complete the wells subject to the contract.
(3) Prior to stacking, upfront steps are taken to preserve the rig. This may include a quayside power source to dehumidify key equipment and/or provide electrical current to the hull to prevent corrosion. Also, certain equipment may be removed from the rig for storage in a temperature-controlled environment. While stacked, large equipment that remains on the rig is periodically inspected and maintained by Ensco personnel. These steps are designed to reduce the time and lower cost to reactivate the rig when market conditions improve.

Ensco plc Fleet Status Report 19 October 2017

Additional Information Regarding this Fleet Status Report

Day Rate and Terms. The day rates reflected in this Fleet Status Report are stated in U.S. dollars and are the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements, and the impact of the fair market value adjustments to previously acquired drilling contracts. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term. Additionally, we sometimes negotiate special rates and/or day rate adjustments with customers that may reduce revenues recognized. Ensco announced in its Fleet Status Report dated 22 February 2017 that going forward it does not expect to release day rates for new contracts in its Fleet Status Reports. Significant zero rate estimates are reflected in the comments section for 2017 and 2018.

Forward Looking Statement. Statements contained in this Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and similar words and specifically include statements involving future rig day rates including adjustments with the customer; discussions with the customer; backlog; cost adjustments; utilization; estimated rig availability; expected work commitments and contracts; contract duration, status, terms and other contract commitments; letters of intent or letters of award; rig enhancement projects; new rig commitments; the expected period of time and number of rigs that will be in a shipyard for repairs, maintenance, enhancement or construction; sale leaseback transactions; scheduled delivery dates for new rigs; and the timing of delivery, mobilization, contract commencement, relocation or other movement of rigs. Such statements are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including commodity price fluctuations, customer demand, new rig supply, downtime and other risks associated with offshore rig operations; relocations; costs and difficulties related to the integration of Atwood Oceanics, Inc.; severe weather or hurricanes; changes in worldwide rig supply and demand, competition and technology; future levels of offshore drilling activity; governmental action, civil unrest and political and economic uncertainties; terrorism, piracy and military action; risks inherent to shipyard rig construction, repair, maintenance or enhancement; possible cancellation, suspension; repudiation; or termination of drilling contracts, including termination for convenience (without cause), as a result of mechanical difficulties, performance, customer liquidity and finances, the decline or the perceived risk of a further decline in oil and/or natural gas prices, or other reasons; the cancellation of letters of intent or any failure to execute definitive contracts following announcements of letters of intent or letters of award or other expected work commitments; the outcome of litigation, legal proceedings, investigations or other claims or contract disputes; governmental regulatory, legislative and permitting requirements affecting drilling operations; our ability to attract and retain skilled personnel on commercially reasonable terms; environmental or other liabilities, risks or losses; debt restrictions that may limit our liquidity and flexibility; and cybersecurity risks and threats. In addition to the numerous factors described above, you should also carefully read and consider “Item 1A. Risk Factors” in Part I and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of our most recent annual report on Form 10-K, as updated in our subsequent quarterly reports on Form 10-Q, which are available on the SEC’s website at www.sec.gov or on the Investor Relations section of our website at www.enscoplc.com.  Each forward-looking statement contained herein speaks only as of the date of this Fleet Status Report, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.